POWERFLEET®
People Powered AIoT

# Q1 FY26 Results & Operational Highlights

August 2025



# Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

# Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

# Q1FY26

# QUARTER HIGHLIGHTS

POWERFLEET®
People Powered AIoT

# SOLID Q1 FINANCIAL RESULTS

Expanding SaaS revenue, enhanced gross margin & AEBITDA, and improved net debt performance

Total revenue increased YoY
**38%**
to $104.1M

Sequential services revenue growth
**6%**
now 83% of total revenue

AEBITDA increased YoY
**+58%**
to $21.6M

AEBITDA gross margins,
**67%,**
increased from 64% YoY

AEBITDA Service gross margins
**76%**

Net debt to EBITDA ratio improved to
**2.97x**
vs. 3.17x in prior quarter

# GO TO MARKET MOMENTUM Q1FY26

Cross-sell and new logo momentum driving wins, high value solution growth, and continued pipeline momentum



## 11 Diverse Sectors Contributed Marquee Wins >$100K ARR

- Logistics
- Passenger Transport
- Insurance
- Agriculture
- Food & Beverage
- Rental & Leasing
- Automotive
- Field Services
- Mining
- Manufacturing
- Finance

**14%**

Increase in new logo wins sequentially QoQ: 175+ B2B customers

**52%**

Increase in AI video ARR bookings vs. previous quarter, driven by indirect channel partners

**24%**

Increase of in-warehouse recurring revenue YoY

**19%**

Increase in ARR pipe build vs. prior quarter

**28%**

Sequential increase in pipeline with major channel partners in North America

# KEY Q1 ENTERPRISE WINS

Strategic deals driven by differentiated Unity solutions and increasingly effective sales muscle



US Fortune 500
Manufacturing Leader

**$750K+**
**TCV**



International
Agriculture Company

**$700K+**
**TCV**



US National
Logistics Company

**$500K+**
**TCV**



US Fortune 500
Rental & Leasing Leader

**$500K+**
**TCV**



US Fortune 500
Food & Beverage Leader

**$400K+**
**TCV**

New Major Sales Channel

# POWERFLEET AND ONE OF THE WORLD'S LARGEST MOBILE NETWORK OPERATORS, MTN BUSINESS, PARTNER TO ACCELERATE ENTERPRISE IOT ADOPTION

**"By working with Powerfleet, we are now entering a new space, providing an end-to-end value proposition for enterprises who rely on mobile assets at the core of their businesses.**

**We can now offer leading edge solutions for operational efficiency, safety, help organizations to continuously improve the management of their entire business processes."**

*Sudipto Moitra, GM of ICT Enterprise Business, MTN*

MTN Business is a highly trusted partner for enterprise digital transformation, providing world class IoT, cloud, and connectivity solutions.

**One of the world's largest network operators**

**Market-wide AI Video enterprise adoption drive**

**#1 Most admired African brand**

**$7.4B annual revenue**

**297 M customers**

**16 markets**

Key New Logo Win

# SIXT Rental

- Digital transformation of rental operations through leveraging operational data intelligence at scale
- Automated security and control data workflows
- Fuel, energy, and cost efficiency AI-powered insights
- Automated operational accountability across non-rented vehicles

## Large Scale Operation-Wide Deployment

## AI-Powered Control Over Costs, Productivity, and Accountability

POWERFLEET®
People Powered AIoT



**Empowering SIXT Mexico to shift from reactive oversight to proactive, AI-powered control - unlocking immediate gains in efficiency, productivity, and accountability.**

## Unity-Led Digital Transformation

By deploying Unity's advanced SaaS-based data capabilities, SIXT Mexico will gain unmatched predictable control over asset usage, streamline operations, and drive measurable cost reductions.

The agreement originated from a customer referral, underscoring Powerfleet's growing reputation for delivering real-world outcomes through AIoT innovation. As Powerfleet scales across the Americas, this deployment exemplifies Unity's ability to deliver enterprise-grade visibility and control to forward-thinking operators.

Data Highway Win

## Foley Equipment – US

- Agnostic ingestion of multiple OEM brands
- Consolidated, harmonized data for consumption
- Single pane of glass view across entire operation
- Preventative maintenance efficiency use case

**17 Locations Across US**

**30% Decrease in Maintenance Costs**

**"Powerfleet has exceeded all our expectations.**

**Unity has significantly enhanced our ability to maintain and manage our mixed-brand assets. Powerfleet's responsiveness and industry knowledge has provided us with the support we expect from a top-tier strategic AIoT partner, resulting in decreased maintenance costs and more efficient operations.**

**We're excited to continue our work with them and to collaborate on future solutions that will help solve our toughest challenges."**

*Mark Schulke, Equipment Solutions Manager at Foley Equipment*

Foley had been using a solution that was not OEM-agnostic. As a result of the data from these devices not being connected, they were missing critical preventative maintenance procedures including oil changes, which typically need to be performed every 250 hours.

This led Foley to Unity: a solution capable of ingesting, harmonizing, and simplifying data from various sources, irrespective of OEM, to drive performance improvement for its assets and customers.

POWERFLEET®
People Powered AIoT

## HOLCIM GLOBAL UNITY SAFETY SUCCESS STORY

**~9,000**
Vehicles Under Management

**18**
Countries

**83%**
Reduction in Critical Safety Events

**1.25BN+**
Miles Driven per Annum

Holcim is a global leader in sustainable building solutions, enabling the development of greener cities, smarter infrastructure and improved living standards. Sustainability is at the core of Holcim's business strategy. The company aims to become net-zero, utilizing recycling to build more with less and driving a circular economy that uses industrial processes and economic activities that are restorative or regenerative by design.

As a forward-thinking organisation, Holcim has achieved remarkable results in reaching and exceeding its safety targets, which also have a beneficial impact on its sustainability performance. Holcim's Road Safety Programme has been singled out as one of the world's best examples and received international recognition, acknowledging its contribution to making roads across the world safer and cleaner.

“

**Part of our road safety strategy is giving our drivers the knowledge to make the right decisions behind the wheel.**

**Trustworthy data is essential to providing constructive feedback to them so that they can make the necessary changes while driving.**

**Powerfleet has helped us with a harmonized approach to data consolidation which has enabled us to improve our road safety performance globally.”**

*Astrid van der Burgt,*
*Head of Road Safety,*
*Holcim*

# UNIFIED OPERATIONS DRIVING DIGITAL TRANSFORMATION

POWERFLEET®
People Powered AIoT

### Unifying & Digitally Transforming Mission-Critical Shipment Processes For a Global Transport Leader

**Mission-Critical Automated Shipment Execution**
**$4 ARPU Uplift**

This international transportation leader needed to automate & orchestrate their fundamental transportation process between planning (ERP), execution (TMS), and driver safety application.

Unity acts as the middleware brain between the ERP, TMS, and visibility systems - orchestrating workflows, unifying shipment data, & contextualizing driver performance on a per-order basis.

**CUSTOMER IMPACT**
- Real-time shipment execution
- Fully auditable shipment flows
- Operational automation



Vehicle Maintenance
Fleet buying decision
Insurance
CO2 & ESG Reporting
Service Intervals & Off Road
Vehicle Compliance
OEM Diagnostics
Inventory
Fuel cards
Mobile Assets
Vehicle

### Unifying Training & Certification Processes to Ensure Safe Equipment Use For US Automotive Leader

**100% Automated Compliance**
**$8 ARPU Uplift**

This automotive leader was struggling with unauthorized use of forklifts & wasted time on the warehouse floor waiting for manual credential authorization. They needed to link training, certification, and authorization records digitally with use of equipment.

Unity automated data flows from the customer's HRIS, LMS, and IoT devices to automate every access credential decision in real time.

**CUSTOMER IMPACT**
- 100% credential compliance
- Real-time automated decisioning
- Full audit visibility



Onboard Parts & Shipments
ERP
Planning
TMS
CRM
Warehouse Inventory
WMS
Business Process
Company

### Unifying State Miles Audit Process for Leading US Logistics Company

**Fully Automated Audit Trail**
**$3 ARPU Uplift**

This logistics leader needed to transform its error-prone process for complying with mileage reporting, considering complex regulations.

Unity automates State Mileage compliance by unifying transaction data and mileage into a single, harmonized data pipeline, then delivering that into enterprise applications ready for filing, auditing, and system-based recordkeeping.

**CUSTOMER IMPACT**
- Removes manual entry, fraud risk, and driver error
- Improves confidence, lowers regulatory exposure
- Full audit trail for compliance



Performance Management
HRIS
Payroll
Safety & Well Being
Compliance: Hours of Service
Communi-cation
Labor Spend
LMS
Time Management
Human Operator
Employee

# Q1 FINANCIAL RESULTS



POWERFLEET®
People Powered AIoT

# STRONG SAAS RECURRING REVENUE GROWTH

**Service Revenue**
6% sequential revenue growth


6% growth
$81.8M
$86.5M
Q4FY25
Q1FY26

**Service Revenue as % of Total Revenue**
83% service revenue record in Q1FY26


75%
79%
83%
Q1FY25
Q4FY25
Q1FY26

# EXPANDING AND PROFITABLE GROWTH

## Revenue
38% total revenue growth year-on-year


~$104M
$75.4M
Q1FY25
Q1FY26

## EBITDA
58% increase in adjusted EBITDA year-on-year


~$21.6M
$13.7M
Q1FY25
Q1FY26

# KEY PRO FORMA AEBTIDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs

## AEBITDA Gross Margin


64%
67%
75%
76%
32%
25%
Total
Service
Product
Q1FY25
Q1FY26

## AEBITDA Opex E:Rs


30%
26%
12%
17%
7%
8%
G&A
S&M
R&D Gross
25'Q1
26'Q1

Note: Reported EBITDA margin benefits from "Recognition of Pre October 1, 2024, Contract Assets (Fleet Complete)". Contributes ~2% to EBITDA margin

# NET DEBT TO EBITDA RATIO: Q1 TRACKING TO A FULL TURN IMPROVEMENT IN FY26

**Guiding Net Debt to EBITDA to improve** from ~3.25 times at year end FY25 to less than 2.25 times at year end FY26

Adjusted Net Debt will increase by ~$20M in 1H'26 with up front investments in synergy realization costs; back-office system investments; and the settlement of FY25 incentive comp

**Net debt is forecast to improve by ~$30M in 2H'26** with a sharp decline in upfront investments and working capital recovery, coupled with EBITDA growth


~3.25X
2.97X
<2.25X
YE FY'25
Q1 FY'26
YE FY'26

Note*: Adjusted net debt of $229M captures final payment of transaction fees settled in Q1'26. Unadjusted net debt is $225M

# KEY TRANSFORMATION INITIATIVES

## Q1FY26 UPDATE



POWERFLEET®
People Powered AIoT

# STRONG PROGRESS IN TRANSFORMATION INITIATIVES IN Q1

| ACTIONED EBITDA SAVINGS | COMPLETED WAVE 1 | ENHANCED DEMAND GENERATION | SUCCESSFULLY NAVIGATED | SUBSTANTIALLY RAMPED UP |
|---|---|---|---|---|
| **$11M** | **Transformation to One Platform** | **Expanded Business Development** | **Tariff Mitigation** | **Partner Management** |
| Annualized savings actioned in Q1 FY26 of $18M committed for FY26 | Business systems harmonization, focused on unified sales enablement & visibility across the sales org | Program with Fortune 500 demand generation expert | Through supply chain evolution | To manage demand from 3rd party partnerships |

POWERFLEET®
People Powered AIoT

# EBITDA IN Q1FY26 ACTIONED $11M IN ANNUALIZED SAVINGS OF $18M COMMITTED FOR FY26

**GLOBAL ORGANIZATION STRUCTURE**
Implement lean global org structure focused on high performance execution
Streamlined decision-making and simplification of operating model
**$7M actioned in Q1**

**VENDOR SPEND REDUCTION**
Rationalize vendor base through strategic provider consolidation
Simplify product architecture and minimize hardware variants
**$4M actioned in Q1**

**FIELD SERVICES MARGIN**
Standardize field service model to reduce cost to serve
Optimize tooling and staffing models across in-house & third-party coverage
**$1.5M to be actioned in FY26**

**ORGANIZATION RATIONALIZATION**
Continue to drive organization efficiency and centralization of key functions in affordable geographies
Strategic outsourcing to support flexible scale and growth
**$5.5M to be actioned in FY26**


EBITDA SAVINGS
$7M Remaining To Be Actioned In Rest of FY26
Actioned $11M of Annualized Savings in Q1

# UNITY IS THE MARKET'S KEY TO DIGITAL TRANSFORMATION



POWERFLEET®
People Powered AIoT

POWERFLEET®
People Powered AIoT



# Introducing
# **Mike Powell**

Chief Innovation Officer, Powerfleet

## 2025 Award

# POWERFLEET RANKED BY ABI RESEARCH AS ONE OF THE 7 MOST INNOVATIVE GLOBAL TECH COMPANIES

"Our 2025 Competitive Rankings highlight those top seven future-ready firms that blend technical excellence with visionary execution."

— ABI Research

The evaluation confirms the Unity platform's ability to deliver **rapid ROI**, enterprise-grade modularity, AI-driven value, including Aura – **Unity's generative AI assistant**, and device-agnostic connectivity - **true digital transformation at scale.**

TOP INNOVATOR ABIresearch

## TOP 7 INNOVATIVE GLOBAL TECH COMPANIES

- POWERFLEET
- ERICSSON
- VERTIV
- KEMPOWER
- SCHNEIDER ELECTRIC
- FUTUREX
- LITMUS

*"Only a select few technology companies can truly claim that innovation is embedded in their corporate DNA. Many others follow the trail blazed by industry giants, striving to replicate their success." – ABI Research*

Q1 FY26

# NEW AUTOMATED AI RISK INTERVENTION SAAS MODULE FOR ADVANCED DRIVER SAFETY LAUNCHED

Companies are overwhelmed by video data but starved for actionable insight. Our automated AI risk intervention module delivers the breakthrough the market has been asking for: automated real-time risk assessment targeted at preventing incidents before they happen, not just after the fact."

*Mike Powell, Chief Innovation Officer*

This new application **combines machine vision AI and agentive AI to automate the risk analysis**, scoring and predictive incident prevention process, with elite accuracy and eliminates unnecessary manual video review.

## AI-Powered Enterprise Application Driving:

- 95% Reduction in Fatigue and Distraction Alerts
- 80% Reduction in Manual Video Review
- Top Tier Quantifiable Safety Gains
- Lower Insurance Costs & Faster Claims Resolution
- Automation & Digitization of Risk Reduction in Real-Time



Weekly statistics
Monthly statistics
This week
Anderson6
58.6
Overview
Attendance days
3
Driving hours
30
Mileage driven
1957
Robustness
Consciousness
attention
Compliance
Driver 58.6
organization 91.2
Frequent distracted driving
Frequent Sleep-deprived driving
Occasional abnormal lane keeping
Smoking very little
Rarely not wearing a seat belt

# Announcing Powerfleet Investor 2025
# Unity AIoT Innovation Showcase

November 2025 - Details Coming Soon



POWERFLEET®
People Powered AIoT

# Final Comments and Q&A

POWERFLEET®
People Powered AIoT

